UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2016

JOY GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09299	39-1566457
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 E. Wisconsin Avenue, Suite 2780 Milwaukee Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 414-319-8500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Joy Global Inc. (the “Company” or “Joy Global”) is making the following supplemental disclosures to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on September 2, 2016, as amended on September 29, 2016, to provide additional information concerning certain litigation relating to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 21, 2016, by and among the Company, Komatsu America Corp. (“Komatsu”), Pine Solutions Inc. (“Merger Sub”), and (solely for the purposes specified in the Merger Agreement) Komatsu Ltd., pursuant to which, among other things, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company, with the Company surviving the merger as a subsidiary of Komatsu (the “Merger”). The following supplemental disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

As previously disclosed on pages 11 and 56 of the Proxy Statement, several putative class action lawsuits relating to the Merger were filed in the United States District Court for the Eastern District of Wisconsin on behalf of putative classes of Joy Global’s public shareholders, Oduntan v. Joy Global Inc., et al., Civil Action No. 16-cv-1136, filed August 24, 2016; Soffer v. Doheny, et al., Civil Action No. 16-cv-1148, filed August 26, 2016; Gordon v. Joy Global Inc., et al., Case No. 16-cv-1153, filed August 26, 2016 (collectively, the “initial federal cases”).  A number of additional putative class action lawsuits have subsequently been filed in the same court on behalf of putative classes of Joy Global’s public shareholders: Rote v. Joy Global Inc. et al., Civil Action No. 16-cv-1186, filed September 2, 2016; Tansey v. Joy Global Inc. et al., Civil Action No. 16-cv-1201, filed September 6, 2016; McGregor v. Joy Global Inc. et al., Civil Action No. 16-cv-1213, filed September 8, 2016; Duncan v. Joy Global Inc. et al, Civil Action No. 16-cv-1229, filed September 13, 2016 (collectively, the “additional federal cases”).  The additional federal cases were not previously disclosed in the Proxy Statement and contain allegations similar to those in the initial federal cases that were disclosed in the Proxy Statement.  Also on August 26, 2016, a putative class action, Garfield v. Joy Global Inc., et al., 16CV006588, was filed in the Circuit Court of Wisconsin, Milwaukee County, naming Joy Global, its directors, Komatsu, Komatsu Ltd., Goldman Sachs and unnamed Goldman Sachs employees (the “state case” and, together with the initial federal cases and the additional federal cases, the “Lawsuits”).  On September 15, 2016, plaintiff in the Oduntan action moved for a preliminary injunction seeking to enjoin the Joy Global shareholder vote on the Merger.  Plaintiffs in several of the other federal actions subsequently joined in that motion.  On September 23, 2016, plaintiff in the Garfield action moved for a temporary injunction to enjoin the Joy Global shareholder vote on the Merger.

This Current Report on Form 8-K discloses certain additional information in response to allegations made by plaintiffs in the Lawsuits.  Joy Global denies the allegations of the Lawsuits, believes that the definitive Proxy Statement disclosed all material information, and denies that any supplemental disclosure is necessary.  Joy Global is disclosing this information solely for the purpose of avoiding the expense and burden of litigation.  The Duncan case remains outstanding.

As previously disclosed in the Proxy Statement, a special meeting is being held on October 19, 2016, at 7:30 a.m., local time, at 100 E. Wisconsin Avenue, 2nd Floor Conference Room, Milwaukee, Wisconsin 53202, for the purpose of considering and voting upon, among other things, the Merger Agreement and the Merger. The Company’s board of directors unanimously recommends that the

Company’s shareholders vote “FOR” the proposal to approve the Merger Agreement and “FOR” the other proposals being considered at the special meeting.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

(1)                     The section of the Proxy Statement entitled “The Merger” is hereby supplemented as follows:

(A)                   The twentieth paragraph in the section titled “Background of the Merger” on page 29 is deleted in its entirety and replaced with the below:

“On June 2, 2016, Joy Global issued a press release announcing its second quarter fiscal 2016 operating results and providing an updated company outlook for fiscal year 2016. The press release explained that bookings and financial results in the second quarter were better than expected and a seasonal uptick in service sales and continued cost reduction initiatives helped drive sequentially improved earnings and continued solid cash generation in the quarter. In connection with that updated outlook, Joy Global noted that the mining industry continued to face headwinds from oversupplied commodities and reduced cash flows for most producers. The press release further noted that while there has been mounting evidence of supply curtailments, challenging market conditions were likely to persist, requiring Joy Global to continue to reduce costs as it positioned for the current and future demand environments. The press release further noted that in light of lower service sales from the step down in production forecasts for U.S. coal and Canadian oils sands markets, Joy Global expected sales and earnings for the year (excluding restructuring charges and mark-to-market pension adjustments) to be at the lower end of its previous guidance range.”

(B)                   The twenty-first paragraph in the section titled “Background of the Merger” on page 29-30 is deleted in its entirety and replaced with the below:

“On June 6, 2016, the Joy Global board held its regularly scheduled meeting, at which members of senior management and representatives of Goldman Sachs and Wachtell Lipton were present. Members of management informed the board that, in response to the board’s request at the March 8, 2016 meeting, management had prepared a “bottom’s up” financial analysis, (which were later contained in the Joy Global Forecasts described in the section entitled “—Certain Joy Global Unaudited Prospective Financial Information”), containing additional information regarding certain aspects of the Joy Global business for compilation into a total company view of the future performance of the business. It was discussed that this more rigorous analysis resulted in a view that was directionally closer to the scenario involving a slow recovery in the coal mining industry and Joy Global’s businesses that had been presented at the March 8 meeting of the board. There was an extensive discussion of this analysis and of current and expected future industry conditions among the members of the board, senior management and advisors, including various sensitivities such as whether any anticipated recoveries were delayed. Representatives of Wachtell Lipton then discussed with the members of the board their fiduciary duties in connection with their consideration of a potential transaction with Komatsu. Representatives of Goldman Sachs then presented to the board a financial analysis of Komatsu’s May 17 offer and an overview of financial considerations for Joy Global that took into account the updated detailed analysis presented by management earlier in the meeting, and which had been previously shared with Goldman Sachs. Following these presentations and further discussion among the board, and taking into account the discussion of the board at this meeting and at prior meetings, including the updated detailed analysis presented to the board, it was the consensus of the board that a sale of Joy Global to a third party at an appropriate price would be in the best interests of Joy Global and its stockholders.”

(C)                   The twenty-second paragraph in the section titled “Background of the Merger” on page 30 is deleted in its entirety and replaced with the below:

“During the June 6, 2016 meeting of the Joy Global board, the board also discussed specifically Komatsu’s May 17 proposal of $24.50 in cash per share of Joy Global common stock. Based on the discussion at this meeting and at prior meetings, it was the consensus of the board that the May 17 proposal would not be an acceptable price. The Joy Global board determined that, while it had to date been successful in obtaining increasingly higher offers from Komatsu without providing any valuation guidance, in order to obtain an even higher price and best price from Komatsu, it should make a specific counterproposal. After extensive discussion with Joy Global’s management and legal and financial advisors, the Joy Global board instructed Mr. Doheny to deliver to Komatsu a counterproposal of $28 in cash per share of Joy Global common stock. The Joy Global board, with advice from its financial advisors, also discussed in detail whether or not Joy Global and its financial advisor should affirmatively seek proposals from other potential acquirors. With assistance from Joy Global’s management, representatives of Goldman Sachs presented a specific list of companies, both public and private and located both in the United States and abroad, that might be both interested in and financially capable of acquiring Joy Global for a price at least equal to the price Komatsu would be willing to pay. The Joy Global board, with the assistance of management and its advisors, determined that the list was complete and discussed each of the parties on the list in detail, including the likelihood such party would be interested in a transaction and such party’s financial capacity to complete a transaction if one were to be agreed. After extensive discussion with management and its advisors of the merits of contacting some or all of the parties on the list, including discussion regarding circumstances specific to the potential acquirers that may impact their ability (financial and otherwise) or willingness to pursue a large transaction at that time, the board determined that Komatsu was the best buyer for Joy Global and that it was not likely that any other potential party would be willing and capable of acquiring Joy Global at a price equal to or greater than Komatsu. Based on this discussion, and in light of the potential negative consequences of approaching other parties (such as the possibility of a leak that could negatively impact a Komatsu transaction and the Company’s standalone operations), the Joy Global board determined that it was not desirable for management or Joy Global’s financial advisors to make any outgoing calls at that time but to focus on obtaining the highest price from Komatsu and appropriate flexibility in any potential definitive agreement with Komatsu to consider any alternative bids that might arise.”

(D)                   The paragraph below the subtitle “Illustrative Discounted Cash Flow Analysis” on page 42 is deleted in its entirety and replaced with the below:

“Goldman Sachs performed an illustrative discounted cash flow analysis of Joy Global. Using discount rates ranging from 14.0% to 15.0%, reflecting estimates of Joy Global’s weighted average cost of capital, and the Joy Global Forecasts, Goldman Sachs discounted to present value as of April 29, 2016 (i) estimates of unlevered free cash flow (as defined below in Note 2 to the Summary of the Joy Global Forecasts) for Joy Global for the six months ending October 31, 2016 and the five years ending October 31, 2021, and (ii) a range of illustrative terminal values for Joy Global as of October 31, 2021, which were calculated by applying a terminal multiple range of 8.0x to 9.0x to an estimate of Joy Global’s terminal EBITDA (which analysis implied perpetuity growth rates of 6.8% - 8.5%). These illustrative EV / EBITDA multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account historical average trailing EV / EBITDA multiples for Joy Global’s common stock during the 10-year period ended July 20, 2016. Goldman Sachs used a range of discount rates from 14.0% to 15.0% derived by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including capital structure weightings for the company, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs derived ranges of illustrative enterprise values for Joy Global by adding the ranges of present values it derived above. Goldman Sachs then subtracted Joy Global’s net debt as of April 29, 2016, as provided in Joy Global’s Quarterly Report on Form 10-Q for the fiscal quarter ended on April 29, 2016, from the range of illustrative enterprise values it derived to derive a range of illustrative equity values for Joy Global. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Joy Global calculated as a sum of total basic shares outstanding, in the money options outstanding (determined using the treasury stock method), restricted stock awards, and performance share awards outstanding (which, with respect to the performance share awards, assumed that the number of shares subject to each award was equal to one hundred percent of the “Target Number of Performance Shares” set forth in the applicable award agreement), in each case, as provided by the management of Joy Global, to derive a range of illustrative present values per share ranging from $24 to $29 (values rounded).”

(E)                    The footnote number (2) in the Summary of the Joy Global Forecasts in the fifth paragraph in the section titled “Certain Joy Global Unaudited Prospective Financial Information” on page 47 is deleted and replaced with the following:

“Unlevered Free Cash Flow is a non-GAAP measure consisting of Adjusted EBITDA, minus capital expenditures, plus or minus the decrease or increase in working capital, less pension contributions and cash income taxes. Working capital consists of current assets minus current liabilities, excluding cash, income taxes payable, the current portion of long-term debt and discontinued operations. Stock based compensation is treated as a cash expense.”

(F)                     The following is added under the Summary of the Joy Global Forecasts in the fifth paragraph in the section titled “Certain Joy Global Unaudited Prospective Financial Information “ on page 47:

“The following is a summary of the GAAP Reconciliation of Non-GAAP Financial Measures:

	FY 2016E	FY 2017E	FY 2018E	FY 2019E	FY 2020E	FY 2021E
Unlevered Free Cash Flow Reconciliation:
Net (loss) income	(49)	34	113	235	280	374
Taxes (benefit) provision	(16)	17	55	116	138	184
Interest	46	42	42	35	35	35
Depreciation and amortization	133	133	128	122	120	115
EBITDA	114	226	338	508	573	708
Income from discontinued operations, net of taxes	(6)
Restructuring costs	99	6	17	—	—	—
Adjusted EBITDA	207	232	355	508	573	708

	FY 2016E	FY 2017E	FY 2018E	FY 2019E	FY 2020E	FY 2021E
Less Capex	(57)	(62)	(75)	(99)	(112)	(127)
Less pension contributions	(15)	(15)	(15)	(15)	(15)	(15)
Decrease (increase) in working capital, other cash flows and taxes	74	20	(96)	(307)	(106)	(217)
Unlevered free cash flow	209	175	169	87	340	349

	FY 2016E		FY 2017E		FY 2018E		FY 2019E		FY 2020E		FY 2021E
(Dollars in Millions)	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS
Earnings Per Share Reconciliation:
Operating (loss) income from continuing operations	$(25)		$93		$210		$386		$453		$593
Interest expense	46		42		42		35		35		35
Tax (benefit) provision	(16)		17		55		116		138		184
Net (loss) income from continuing operations	(55)	$(0.56)	34	$0.34	113	$1.14	235	$2.35	280	$2.79	374	$3.69
Restructuring and related charges	99	1.01	6	0.06	17	0.14	—	—	—	—	—	—
Tax benefit on restructuring charges	(20)	(0.20)	—	(0.01)	(3)	(0.03)	—	—	—	—	—	—
Net discrete tax benefit	(7)	(0.07)	—	—	—	—	—	—	—	—	—	—
Adjusted net income and adjusted earnings per share from continuing operations	$17	$0.18	$40	$0.39	$127	$1.25	$235	$2.35	$280	$2.79	$374	$3.69

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Joy Global has filed with the SEC a definitive proxy statement in connection with the Merger. The definitive proxy statement has been delivered to the Joy Global stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement  and other documents filed with the SEC at the SEC’s website at www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

Joy Global and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Joy Global investors and security holders in connection with the Merger. Information about Joy Global’s directors and executive officers is set forth in its preliminary proxy statement in connection with the contemplated transactions, its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking information about Joy Global, Komatsu America Corp., Komatsu Ltd. and the proposed transaction.  Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Joy Global and its subsidiaries.  Joy Global cautions readers not to place undue reliance on these statements.  These forward-looking statements are subject to a variety of risks and uncertainties.  Consequently, actual results and experience may materially differ from those contained in any forward-looking statements.  Such risks and uncertainties include the following:  the failure to obtain Joy Global stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Joy Global and its management; the effect of announcement of the transaction on Joy Global’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; fluctuations in the availability and prices of commodities; difficult global economic and capital markets conditions; risks associated with revenues from foreign markets; interruption, failure or compromise of Joy Global’s information systems; and changes in the legal and regulatory environment. These risks and others are described in greater detail in Joy Global’s Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as in Joy Global’s Quarterly Reports on Form 10-Q and other documents filed by Joy Global with the SEC after the date thereof.  Joy Global makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: October 3, 2016		/s/ Matthew S. Kulasa
	Name:	Matthew S. Kulasa
	Title:	Vice President, Controller and Chief Accounting Officer